                                                                     Exhibit 4.1

                             [Front of Certificate]

NUMBER
                                                      SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                           CORECOMM MERGER SUB, INC.

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS





This is to Certify that ________________________________________________________
is the owner of ________________________________________________________________
-fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

---------------------------                            ------------------------
    SECRETARY/TREASURER                                       PRESIDENT
    Michael A. Peterson                                  Richard J. Lubasch

                              [Back of Certificate]

           The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           as tenants in common                      UNIF GIFT        . . . . .Custodian. . . . . .
TEN ENT           as tenants by the entireties              MIN ACT            (Cust)            (Minor)
JT TEN            as joint tenants with right of                             under Uniform Gifts to Minors
                  survivorship and not as tenants in                         Act . . . . . . . . . . . . .
                  common                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________ ________________________________________

________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

              DATED_____________
                  IN PRESENCE OF

                                                       _________________________

_____________________________